SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2003

PRG-SCHULTZ INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Commission File Number: 000-28000

Georgia	58-2213805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 Galleria Parkway Suite 100 Atlanta, Georgia	30339-5949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (770) 779-3900

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On July 1, 2003, PRG-Schultz International, Inc. (“PRG-Schultz”) issued a press release announcing that its President and Chief Operating Officer, Mark Perlberg, resigned from the Company. The Company also announced that John Cook, Chairman and Chief Executive Officer, assumed the additional responsibilities of president. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Release dated July 1, 2003, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(a)     Financial Statements.

      Not applicable.

(b)     Pro Forma Financial Information.

      Not applicable.

(c)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 1, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRG-SCHULTZ INTERNATIONAL, INC.
Date: July 1, 2003	By: /s/ Donald E. Ellis, Jr. Donald E. Ellis, Jr. Executive Vice President - Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description	Page
99.1	Press Release dated July 1, 2003	5

4